UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2021

Osprey Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39113	83-1833760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1845 Walnut Street, Suite 1111 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(212) 920-1345

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFTW	New York Stock Exchange
Warrants, each to purchase one share of Class A common stock	SFTW.WS	New York Stock Exchange
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SFTW.U	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 8, 2021, Osprey Technology Acquisition Corp. (“Osprey” or the “Company”) held a special meeting (the “Special Meeting”) of the stockholders of the Company virtually via live webcast at https://www.cstproxy.com/ospreytechnology/sm2021, at which holders of 26,572,450 shares of common stock were present in person or by proxy, representing 67.22% of the voting power of the shares of the Company’s common stock as of July 16, 2021, the record date for the Special Meeting (stockholders of record as of the close of business on the record date are referred to herein as “Stockholders”). Each of the proposals listed below is described in more detail in the Company’s definitive proxy statement/prospectus filed with the United States Securities and Exchange Commission on August 11, 2021 (the “Proxy Statement”) beginning on page 126, which is incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

Proposal No. 1:    The Stockholders approved and adopted the Agreement and Plan of Merger, dated as of February 17, 2021 (as it may be amended and/or restated from time to time, the “merger agreement”), by and among Osprey, Osprey Technology Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Osprey (“Merger Sub”), and BlackSky Holdings, Inc., a Delaware corporation (“BlackSky”), pursuant to which Merger Sub will merge with and into BlackSky, with BlackSky being the surviving company and a wholly-owned subsidiary of Osprey (the “merger”) and the transactions contemplated thereby, including the merger. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,398,002	158,806	15,642	N/A

Proposal No. 2–7:    The Stockholders approved six separate proposals for amendments to the amended and restated certificate of incorporation of Osprey (the “proposed charter”) that will replace Osprey’s existing certificate of incorporation (the “existing charter”) at the effective time and the existing charter, the full text of which is attached to the Proxy Statement as Annex B:

Proposal No. 2:    The Stockholders approved a proposal to increase the number of authorized shares of Class A common stock of Osprey and to eliminate the Class B common stock classification. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,324,215	208,709	39,526	N/A

Proposal No. 3:    The Stockholders approved a proposal to increase the number of authorized shares of preferred stock of Osprey. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,185,494	270,057	116,899	N/A

Proposal No. 4:    The Stockholders approved a proposal to require the affirmative vote of a majority of the entire board of directors and holders of at least 66 2/3% of the voting power of all then outstanding voting securities entitled to vote thereon, voting together as a single class, to amend, repeal or modify certain provisions of the proposed charter. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,272,544	250,869	49,037	N/A

Proposal No. 5:    The Stockholders approved a proposal to provide that the number of authorized shares of any series of preferred stock authorized under the proposed charter may be increased (but not above the total number of authorized shares of the class) or decreased (but not below the number of shares of any such series then outstanding) by the adoption of a resolution by the board of directors. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,226,995	229,612	115,843	N/A

Proposal No. 6:    The Stockholders approved a proposal to provide for the classification of the board of directors into three classes of directors and for the removal of directors only for cause and only upon the affirmative vote of holders of at least 66 2/3% of the voting power of the issued and outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,247,887	273,359	51,204	N/A

Proposal No. 7:    The Stockholders approved a proposal to approve the proposed charter, which includes the approval of all other changes in the proposed charter in connection with replacing the existing charter with the proposed charter as of the closing of the merger. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,272,290	248,216	51,994	N/A

Proposal No. 8:    The Stockholders approved the election of six directors, effective immediately upon the closing of the merger, to be allocated by the board of directors into three classes of directors and to serve staggered terms on the Osprey board of directors until the first, second and third annual meetings of stockholders following the date of the filing of the proposed charter, as applicable, and until their respective successors are duly elected and qualified.

The voting results with respect to the election of Brian O’Toole were as follows:

For	Against	Abstain	Broker Non-Votes
26,305,890	N/A	266,560	N/A

The voting results with respect to the election of Will Porteous were as follows:

For	Against	Abstain	Broker Non-Votes
26,305,275	N/A	267,175	N/A

The voting results with respect to the election of David DiDomenico were as follows:

For	Against	Abstain	Broker Non-Votes
26,302,538	N/A	269,912	N/A

The voting results with respect to the election of Magid Abraham were as follows:

For	Against	Abstain	Broker Non-Votes
26,315,626	N/A	256,824	N/A

The voting results with respect to the election of Timothy Harvey were as follows:

For	Against	Abstain	Broker Non-Votes
26,319,294	N/A	253,156	N/A

The voting results with respect to the election of Jim Tolonen were as follows:

For	Against	Abstain	Broker Non-Votes
26,318,621	N/A	253,829	N/A

Proposal No. 9:    The Stockholders approved, for purposes of complying with the applicable NYSE listing requirements (including Section 312.03 of the NYSE’s Listed Company Manual), the issuance of shares of Osprey Class A common stock in accordance with the terms of the merger agreement and the PIPE documents in connection with the merger and the PIPE investment. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,318,047	162,020	92,383	N/A

Proposal No. 10:    The Stockholders approved and adopted the 2021 Equity Incentive Plan (the “Omnibus Incentive Plan”), including the authorization of the initial share reserve under the Omnibus Incentive Plan. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,203,715	312,593	56,142	N/A

Proposal No. 11:    The Stockholders approved and adopted the Employee Stock Purchase Plan (the “ESPP”), including authorization of the initial share reserve under the ESPP. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,359,118	176,353	36,979	N/A

Proposal No. 12:    The Stockholders approved the adjournment of this meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Osprey Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Amendment Proposals, the Director Election Proposal, the NYSE Proposal, the Omnibus Incentive Plan Proposal or the ESPP Proposal. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
25,501,247	1,040,285	30,918	N/A

Each of the above proposals and nominees received a “FOR” vote from Stockholders holding a majority of the Company’s Class A common stock outstanding and all Class B common stock outstanding. Stockholders holding 21,375,376 shares of the Company’s Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”) at a redemption price of approximately $10.05 per share. As a result, approximately $214,906,385.05 million in cash will be removed from the Trust Account to pay such holders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Osprey Technology Acquisition Corp.

Date: September 8, 2021

	By:	/s/ Jeffrey Brotman
Name: Jeffrey Brotman
Title: Chief Financial Officer, Chief Legal Officer and Secretary

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